MFA

MORTGAGE INVESTMENTS, INC.

September 15, 2006

Forward-Looking Statements

When used in this presentation or other written or oral communications, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend” and similar expressions, are intended to identify "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions.

These forward-looking statements are subject to various risks and uncertainties, including, but not limited to, those relating to: changes in interest rates and the market value of MFA’s MBS; changes in the prepayment rates on the mortgage loans securing MFA’s MBS; MFA’s ability to use borrowings to finance its assets; changes in government regulations affecting MFA’s business; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in reports that MFA files from time to time with the SEC, could cause MFA’s actual results to differ materially from those projected in any forward-looking statements it makes.

All forward-looking statements speak only as to the date they are made and MFA does not undertake, and specifically disclaims, any obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of such statement. You are cautioned that MFA’s actual results could differ materially from those set forth in such forward-looking statements.

MFA Overview

MFA invests on a leveraged basis in *high-quality* hybrid and adjustable-rate mortgage-backed securities.

Current Interest Rate Environment

- On August 8, 2006, the Fed kept its target federal funds rate at 5.25%.
- Previously, the Fed had increased the target federal funds rate by 25 basis points at each of its last 17 meetings.
- FOMC minutes of August 8, 2006 meeting indicated that while members are concerned about elevated core inflation, they felt that the recent acceleration in shelter costs (owner equivalent rents) could prove short-lived and that energy prices could level out . The decision to keep rate unchanged was a "close call."

Upcoming Meeting Dates

September 20, 2006

October 25, 2006

December 12, 2006

Flattening Yield Curve

U.S. Treasury Curves



Yield (%)
5.2
5.0
4.8
4.6
4.4
4.2
4.0
3 Month
6 Month
2 Year
3 Year
5 Year
10 Year
Maturity
12/30/2005
9/14/2006

Source: Bloomberg

Mortgage Prepayments


REFI Index SA
3000
2800
2600
2400
2200
2000
1800
1600
1400
1200
7/2/2004
9/2/2004
11/2/2004
1/2/2005
3/2/2005
5/2/2005
7/2/2005
9/2/2005
11/2/2005
1/2/2006
3/2/2006
5/2/2006
7/2/2006
9/2/2006

Source: Bloomberg

Investment Strategy

High credit quality

- Approximately 99% of the Company's assets are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, rated "AAA", related receivables or cash (1)
- Assets are liquid and easy to finance

Hybrid and one-year ARM MBS

- Coupons reset based on short-term interest rates
- Less price risk due to adjustability of coupon
- Repricing gap between assets and liabilities is approximately 5 months assuming a prepayment rate of 25% CPR (1)

Maintain conservative assets-to-equity ratio

- Leverage limits set by discipline
- Flexibility to opportunistically take advantage of market conditions

(1) As of August 31, 2006

MFA

Current MBS Assets

Assets by Time to Reset or Prepayment*
(as of August 31, 2006)



> 60 Months
< 1%
37 to 60 Months
16%
25 to 36 Months
9%
13 to 24 Months
12%
Within 12 Months
63%
50% Reset
13% Estimate Prepays

*Applying a 25% constant prepayment rate ("CPR")

MFA

MFA Interest Spread Over Time


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Net Spreads:
High: 2.15%
Low: -0.03%
Average: 1.17%
Net Yield on Interest Earning Assets
Cost of Funds

MFA

Playbook for Fed Tightening and a Flattening Yield Curve

- If available spreads are not compelling, reduce the MBS portfolio size.



$ Billion
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Aug-06

MFA

Playbook for Fed Tightening and a Flattening Yield Curve

- We anticipate non-agency MBS bonds will be negatively impacted as housing price increases moderate or possibly decline.
- As mortgage bonds are impacted by increased delinquencies, defaults and credit losses, bond investors will demand higher yields, widening available spreads.
- MFA is positioned to take advantage of higher yields as they become available.

MFA

MORTGAGE INVESTMENTS, INC.